SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 14, 2004


                                telcoBlue, Inc.
                           (Exact Name of Registrant)


        Delaware                                        43-1798970
        --------                                        ----------
 (State of Incorporation)                       (I.R.S. Employer ID Number)


                             3166 Custer Dr., #101
                              Lexington, KY 40517
                             ---------------------
          (Address of Principal Executive Offices including Zip Code)

                                  859-245-5252
                                  ------------
                          (Issuer's Telephone Number)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) telcoBlue, Inc., a Delaware corporation (the "Company" or the "Registrant") filed a Form 8-K with the United States Securities and Exchange Commission on February 10, 2004, in which the Company indicated that the financial statements required to be filed by this Item shall be filed by an amendment no later than Sixty (60) days after the date that the 8-K was filed. However, the Company was unable to accurately compile the required information necessary to complete its financial statements until now. The financial statements required to be filed in this Item 7(a) of Form 8-K/A are set forth below.

                   PROMOTIONAL CONTAINERS MANUFACTURING, INC.

                              FINANCIAL STATEMENTS

       (With Report of Independent Certified Public Accountants Thereon)



                          L.L. Bradford & Company, LLC
                   Certified Public Accountants & Consultants

                               TABLE OF CONTENTS


                                                               PAGE NO.
                                                               --------

Report of Independent Certified Public Accountants                1

Financial Statements

   Balance Sheet                                                  2

   Statements of Operations                                       3

   Statement of Stockholder's Deficit                             4

   Statements of Cash Flows                                       5

Notes to Financial Statements                                     6

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the board of directors and stockholder
Promotional Containers Manufacturing, Inc.
Lexington, Kentucky

We have audited the accompanying balance sheet of Promotional Containers Manufacturing, Inc. as of December 31, 2003, and the related statements of operations, stockholder's deficit, and cash flows for the period from January 24, 2003 (Inception) through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Promotional Containers Manufacturing, Inc. as of December 31, 2003, and the results of its operations and cash flows for the period from January 24, 2003 (Inception) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations and current liabilities exceed current assets, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




L.L. Bradford & Company, LLC
May 28, 2004
Las Vegas, Nevada

                   PROMOTIONAL CONTAINERS MANUFACTURING, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 2003


                                     ASSETS

Current assets
   Cash                                                         $          --
   Accounts receivable, net                                           107,518
   Inventory                                                           87,782
                                                                -------------
     Total current assets                                             195,300

Fixed assets, net                                                     333,443

Due from related party                                                  5,772
                                                                -------------

Total assets                                                    $     534,515
                                                                =============

                     LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
   Bank overdraft                                               $      18,720
   Accounts payable and accrued liabilities                           516,941
   Loans payable - current portion                                      3,500
   Other liabilities                                                  548,077
                                                                -------------
     Total current liabilities                                      1,087,238

Long-term liabilities
   Loans payable - long-term portion                                1,220,171
                                                                -------------

Total liabilities                                                   2,307,409

Commitments and contingencies                                              --

Stockholders' deficit
   Common stock; $0.001 par value; 1,000,000 shares authorized
      1,000,000 shares issued and outstanding                           1,000
   Additional paid-in capital                                         450,000
   Accumulated deficit                                             (2,223,894)
                                                                -------------
     Total stockholders' deficit                                   (1,772,894)
                                                                -------------

Total liabilities and stockholders deficit                      $     534,515
                                                                =============

                 See Accompanying Notes to Financial Statements

                   PROMOTIONAL CONTAINERS MANUFACTURING, INC.
                            STATEMENT OF OPERATIONS


                                                               Period from
                                                            January 24, 2003
                                                              (Inception)
                                                                through
                                                           December 31, 2003
                                                           ------------------

Revenues                                                   $           90,373

Cost of revenues                                                       42,048
                                                           ------------------

   Gross profit                                                        48,325

Operating expenses
   Selling, general and administrative                                683,371
                                                           ------------------
     Total operating expenses                                         683,371
                                                           ------------------

   Loss from operations                                              (635,046)

Other expenses
   Interest expense                                                      (273)
   Other expense                                                          (54)
   Forgiveness of debt to related party                            (1,588,521)
                                                           ------------------
     Total other expenses                                          (1,588,848)
                                                           ------------------

Net loss                                                   $       (2,223,894)
                                                           ==================

Basic and diluted loss per common share                    $            (2.22)
                                                           ==================

Basic and diluted weighted average common
   shares outstanding                                               1,000,000
                                                           ==================


                 See Accompanying Notes to Financial Statements

                   PROMOTIONAL CONTAINERS MANUFACTURING, INC.
                       STATEMENT OF STOCKHOLDERS DEFICIT


                                                  Common Stock
                                          -----------------------------    Additional      Accumulated    Stockholders'
                                              Shares         Amount      Paid-in Capital     Deficit        Deficit
                                          --------------  -------------  ---------------  -------------   ------------

Balance, January 24, 2003 (Inception)                --   $         --   $            --  $          --   $         --

Issuance of common stock for cash             1,000,000          1,000                --             --          1,000
                                                                                                                    --
Contribution of capital by the Company's
  Chief Executive Officer                            --             --           450,000             --        450,000

Net loss                                             --             --                --     (2,223,894)    (2,223,894)
                                          -------------   ------------   ---------------  -------------   ------------

Balance, December 31, 2003                    1,000,000   $      1,000   $       450,000  $  (2,223,894)  $ (1,772,894)
                                          =============   ============   ===============  =============   ============


                 See Accompanying Notes to Financial Statements

                   PROMOTIONAL CONTAINERS MANUFACTURING, INC.
                            STATEMENT OF CASH FLOWS


                                                               Period from
                                                            January 24, 2003
                                                               (Inception)
                                                                 through
                                                            December 31, 2003
                                                           -------------------
Cash flows from operating activities:
   Net loss                                                $        (2,223,894)
   Adjustments to reconcile net loss to net
    cash used by operating activities:
     Depreciation                                                        4,057
   Changes in operating assets and liabilities:
     Change in accounts receivable, net                               (107,518)
     Change in inventory                                               (87,782)
     Change in bank overdraft                                           18,720
     Change in accounts payable and accrued liabilities                516,941
     Change in other liabilities                                       548,077
                                                           -------------------
       Net cash used by operating activities                        (1,331,399)

Cash flows from investing activities:
   Purchase of fixed assets                                           (337,500)
                                                           -------------------
       Net cash used by investing activities                          (337,500)

Cash flows from financing activities:
   Change in from to related party                                      (5,772)
   Proceeds from borrowings on notes payable                         1,223,671
   Proceeds from issuance of common stock                                1,000
   Proceeds from contribution by Chief Executive Officer               450,000
                                                           -------------------
       Net cash provided by financing activities                     1,668,899
                                                           -------------------

Net change in cash                                                          --

Cash, beginning of period                                                   --
                                                           -------------------

Cash, end of period                                        $                --
                                                           ===================

Supplemental disclosure of cash flow information:
   Cash paid for income taxes                              $                --
                                                           ===================

   Cash paid for interest                                  $                --
                                                           ===================


                 See Accompanying Notes to Financial Statements

                   PROMOTIONAL CONTAINERS MANUFACTURING, INC.
                         NOTES TO FINANCIAL STATEMENTS


1. Description of business and summary of significant accounting policies

   Description of business - Promotional Containers Manufacturing, Inc. (hereinafter referred to as the "PCM" or the "Company") is a professional photo packaging operation, specializing in wedding albums, baby albums and photo mounts from its factory in Lexington, Kentucky.

   History - Promotional Containers Manufacturing, Inc. was incorporated under the laws of Nevada on January 24, 2003 with authorized common stock of 75,000,000 with a par value of $0.001.

   On December 10, 2003, the Company purchased the assets of Show Me Ink, LLC, an entity owned by the Company's Chief Executive Officer and majority stockholder in exchange for $450,000, which was contributed by the Chief Executive Officer to the Company. In addition, the Company forgave debt owed by Show Me Ink, LLC totaling $1,588,521.

   On December 30, 2003, Telco Blue, Inc. ("TBLU") consummated an agreement to acquire all of the outstanding capital stock of Promotional Containers Manufacturing, Inc., in exchange for 28,700,000 shares of the Company's common stock ("TBLU Transaction"). Prior to the TBLU Transaction, TBLU was a non-operating public shell company with no operations, nominal assets and 5,482,075 shares of common stock issued and outstanding; and Promotional Containers Manufacturing, Inc was a professional photo packaging operation, specializing in wedding albums, baby albums and photo mounts from its factory in Lexington, Kentucky. The TBLU Transaction is considered to be a capital transaction in substance, rather than a business combination. Inasmuch, the TBLU Transaction is equivalent to the issuance of stock by Promotional Containers Manufacturing, Inc. for the net monetary assets of a non-operational public shell company (TBLU), accompanied by a recapitalization. In January 2004, TBLU issued 28,700,000 shares of its common stock for all of the issued and outstanding common stock of Promotional Containers Manufacturing, Inc. The accounting for the TBLU Transaction is identical to that resulting from a reverse acquisition, except goodwill or other intangible assets will not be recorded. Accordingly, these financial statements are the historical financial statements of Promotional Containers Manufacturing, Inc. Promotional Containers Manufacturing, Inc was incorporated on January 24, 2003. Therefore, these financial statements reflect activities from January 24, 2003 (Date of Inception for Promotional Containers Manufacturing, Inc) and forward.

   Going concern - The Company incurred a net loss of approximately $2,224,000 for the year ended December 31, 2003. The Company's current liabilities exceed its current assets by approximately $892,000 as of December 31, 2003. These factors create substantial doubt about the Company's ability to continue as a going concern. The Company's management plans to continue to fund its operations in the short term with a combination of debt and equity financing, as well as revenue from operations in the long term.

   The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company's plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

   Definition of fiscal year - The Company's fiscal year end is December 31.

   Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                  PROMOTIONAL CONTAINERS MANUFACTURING, INC.
                          NOTES TO FINANCIAL STATEMENTS


1. Description of business and summary of significant policies (continued)

   Inventory - Inventory is stated at the lower of cost or market. Cost is principally determined by using the average cost method. Inventory consists of raw materials as well as finished goods held for sale. The Company's management monitors the inventory for excess and obsolete items and makes necessary valuation adjustments when required.

   Fixed assets - Fixed assets are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which is primarily 3 to 5 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

   The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful lives of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

   Revenue and expense recognition - Revenues are recognized upon shipment of products to customers. Costs and expenses are recognized during the period in which they are incurred

   Shipping and handling costs - The Company accounts for certain shipping and handling costs related to the acquisition of goods from its vendors as cost of revenue. Additionally, shipping and handling costs related to the shipment of goods to its customers is classified as cost of revenue.

   Advertising and marketing costs - The Company recognizes advertising expenses in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communicating advertisements in the period in which the advertising space or airtime is used. There was no advertising expenses incurred for the year ended December 31, 2003.

   Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   As of December 31, 2003, the Company has available net operating loss carryforwards that will expire in various periods through 2023. Such losses may not be fully deductible due to the significant amounts of non-cash service costs and the change in ownership rules under Section 382 of the Internal Revenue Code. The Company has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

   Comprehensive income (loss) - The Company has no components of other comprehensive income. Accordingly, net loss equals comprehensive loss for all periods.

                   PROMOTIONAL CONTAINERS MANUFACTURING, INC.
                         NOTES TO FINANCIAL STATEMENTS


1. Description of business and summary of significant policies (continued)

   Stock-based compensation - The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies Statements of Financial Accounting Standards ("SFAS") No. 123 Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model.

   The Company issued no stock, neither granted warrants nor options, to employees for compensation for the year ended December 31, 2003.

   In December 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. SFAS No. 148 amends the transition and disclosure provisions of SFAS No. 123. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

   Fair value of financial instruments - The carrying amounts and estimated fair values of the Company's financial instruments approximate their fair value due to the short-term nature.

   Earnings (loss) per common share - Basic earnings (loss) per share excludes any dilutive effects of options, warrants and convertible securities. Basic earnings (loss) per share is computed using the weighted-average number of outstanding common shares during the applicable period. Diluted earnings
   (loss) per share is computed using the weighted average number of common and common stock equivalent shares outstanding during the period. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

   New accounting pronouncements - Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements, addresses consolidation by business enterprises of variable interest entities. It is effective immediately for variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities acquired before February 1, 2003. The impact of adoption of this statement is not expected to be significant.

   SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, amends and clarifies accounting for derivative instruments under SFAS No. 133. It is effective for contracts entered into after June 30, 2003. The impact of adoption of this statement is not expected to be significant.

   SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liability and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The impact of adoption of this statement is not expected to be significant.

                   PROMOTIONAL CONTAINERS MANUFACTURING, INC.
                         NOTES TO FINANCIAL STATEMENTS


2. INVENTORY

   Inventory consists of the following as of December 31, 2003:

   Raw materials                                            $    21,945
   Work in process                                               39,502
   Finished goods                                                26,335
                                                            -----------

                                                            $    87,782
                                                            ===========

3. FIXED ASSETS

   Fixed assets consist of the following as of December 31, 2003:

      Furniture and fixtures                                $     1,808
      Equipments                                                335,692
                                                            -----------
                                                                337,500
      Less: accumulated depreciation                              4,057
                                                            -----------

                                                            $   333,443
                                                            ===========

4. RELATED PARTY TRANSACTIONS

   Due from related party - Due from related party consists of a loan of $5,772 to an entity owned by the Company's Chief Executive Officer, unsecured, bearing no interest, and due on demand.

   Acquisition of assets of Show Me Ink, LLC - As discussed in Note 1, on December 10, 2003, the Company purchased the assets of Show Me Ink, LLC, an entity owned by the Company's Chief Executive Officer and majority stockholder in exchange for $450,000, which was contributed by the Chief Executive Officer to the Company. In addition, the Company forgave debt owed by Show Me Ink, LLC totaling $1,588,521.

5. LOANS PAYABLE

   Loans payable consists of the following as of December 31, 2003:

   Promissory note payable to an individual, unsecured,
   bearing interest at 8%, due in semi-annual interest
   payments of $25,791, which matures March 2009               $644,775

   Promissory  note payable to an individual, unsecured,
   bearing  interest at 9.6%, due in  semi-annual interest
   payments of $9,414, which matures March 2008                 196,132

   Promissory note payable to an individual, unsecured,
   bearing interest at 6%, due in quarterly interest
   payments of $2,702, which matures January 2009               180,164

   Promissory note payable to an individual,  unsecured,
   bearing Interest at 6%, due in quarterly  interest
   payments of $210,  which matures  September  2004              3,500

                   PROMOTIONAL CONTAINERS MANUFACTURING, INC.
                         NOTES TO FINANCIAL STATEMENTS


5. LOANS PAYABLE (continued)

   Promissory note payable to an individual, unsecured,
   bearing Interest at 10%, due in semi-annual interest
   payments of $9,955, which matures January 2011               199,100
                                                           ------------

                                                              1,223,671
   Less amounts due within one year:                              3,500
                                                           ------------

   Long-term portion of loan payable:                      $  1,220,171
                                                           ============


   As of December 31, 2003, principal payments on the notes payable are as follows:

       2004                                                $      3,500
       2005                                                          --
       2006                                                          --
       2007                                                          --
       2008                                                     196,132
       Thereafter                                             1,024,039
                                                           ------------

                                                           $  1,223,671
                                                           ============

6. COMMITMENTS AND CONTINGENCIES

   Rent expense - The Company leases its manufacturing and office space from an unrelated third party. The lease calls for an annual base rent of approximately $132,000 The lease expires on July 31, 2005 with an option to extend the term of the lease for a 3-year period.

   Future minimum rental payments required under the lease as of December 31, 2003 are as follows:

       2004                                                $    132,000
       2005                                                      77,000
                                                           ------------

                                                           $    209,000
                                                           ============

   Legal proceedings - The Company is involved in various legal proceedings which have arisen in the ordinary course of business. While the results of these matters cannot be predicted with certainty, the Company's management believes that losses, if any, resulting from the ultimate resolution of these matters will not have a material adverse effect on the Company's results of operations, cash flows or financial position. However, unfavorable resolution could affect the results of operations or cash flows for the years in which they are resolved.

7. SUBSEQUENT EVENT

   Effective January 22, 2004, Telco Blue completed a reverse merger with Promotional Containers Manufacturing whereby Telco Blue issued 28,700,000 shares to PCM for all of the outstanding shares of PCM. In connection with the merger, Telco Blue agreed to issue an additional 12,150,000 shares to various individuals for work on the merger.

                   PROMOTIONAL CONTAINERS MANUFACTURING, INC.
                         NOTES TO FINANCIAL STATEMENTS


8. UNAUDITED PRO FORMA RESULTS

   As discussed in Note 1 and 7, TBLU consummated an agreement to acquire all of the outstanding capital stock of the Company. Accordingly, the following unaudited pro forma condensed statements of operations are to present the results of operations of the consolidated entities for the year ended December 31, 2003 as though the transaction described in Note 1 had been effective on January 1, 2003. The unaudited pro forma results of operations are based upon assumptions that the Company believes are reasonable and are based on the historical operations of Telco Blue, Inc. The unaudited pro forma statements of operations are presented for informational purposes only and are not necessarily indicative of the results of operations that would have occurred had the business combination with Telco Blue, Inc. been consummated on January 1, 2003.

   Unaudited Pro forma results for the year ended December 31, 2003:

                                     Promotional.
                                      Containers           Pro Forma            Pro Forma
                                  Manufacturing, Inc.  Telco Blue, Inc.        Adjustments           Results
                                 -------------------- ------------------   ------------------  ------------------
   Revenues                      $           90,373   $               --   $               --  $           90,373
   Cost of revenues                          42,048                   --                   --              42,048
                                 ------------------   ------------------   ------------------  ------------------
   Gross profit                              48,325                   --                   --              48,325
   Operating expenses                       683,371            2,205,007                   --           2,888,378
                                 ------------------   ------------------   ------------------  ------------------
   Loss from operations                    (635,046)          (2,205,007)                  --          (2,840,053)
   Other expenses                        (1.588,848)              (6,057)                  --          (1,594,905)
                                 ------------------   ------------------   ------------------  ------------------
   Loss before tax provisions            (2,223,894)          (2,211,064)                  --          (4,434,958)
   Tax provisions                                --                   --                   --                  --
                                 ------------------   ------------------   ------------------  ------------------
   Net loss                      $       (2,223,894)  $       (2,211,064)  $               --  $       (4,434,958)
                                 ==================   ==================   ==================  ==================

   Basic and diluted loss per
     Common share                $            (2.22)  $            (0.63)  $               --  $            (0.98)
                                 ==================   ==================   ==================  ==================
   Weighted average shares used
     in per share calculations            1,000,000            3,497,061                   --           4,497,061
                                 ==================   ==================   ==================  ==================

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized this 14th day of July, 2004 at Lexington, Kentucky.



      By /s/ James N. Turek
         -----------------------------
         James N. Turek, President,
         CEO & Director